Scudder Horizon Plan

                                   Offered by

                       Intramerica Life Insurance Company
                                   through the
                      Intramerica Variable Annuity Account

                        Supplement Dated August 20, 1999
                                     to the
                          Prospectus Dated May 1, 1999

         On July 1, 1999 Allstate Life Insurance Company announced that it had purchased Intramerica Life Insurance Company from Leucadia National Corporation. As a result of this transaction, we have made the following changes to your prospectus:

On page 10, the last sentence of the fourth paragraph and the entire fifth and sixth paragraphs have been deleted and replaced with:

         On July 1, 1999 Intramerica became a wholly owned subsidiary of Allstate Life Insurance Company ("Allstate"), a stock life insurance company incorporated under the laws of Illinois. Intramerica was previously a wholly owned subsidiary of Leucadia National Corporation ("Leucadia"). Allstate is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of Illinois. The Allstate Corporation owns all of the outstanding capital stock of Allstate Insurance Company.

                                                       * * *

                This Supplement must be read in conjunction with
                               the Prospectus for
           the Intramerica Variable Annuity Account dated May 1, 1999